Page 1

                          Chase Auto Owner Trust 2005-B
                         Statement to Certificateholders
                                December 15, 2005

====================================================================================================================================
                                                           DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
               ORIGINAL         BEGINNING                                                                              ENDING
               FACE             PRINCIPAL                                                        REALIZED  DEFERRED    PRINCIPAL
CLASS          VALUE            BALANCE           PRINCIPAL      INTEREST           TOTAL        LOSSES    INTEREST    BALANCE
------------------------------------------------------------------------------------------------------------------------------------
A1          395,000,000.00     395,000,000.00   47,916,841.65   1,112,912.50    49,029,754.15     0.00     0.00      347,083,158.35
A2          302,000,000.00     302,000,000.00            0.00     920,345.00       920,345.00     0.00     0.00      302,000,000.00
A3          415,000,000.00     415,000,000.00            0.00   1,283,272.22     1,283,272.22     0.00     0.00      415,000,000.00
A4          256,880,000.00     256,880,000.00            0.00     800,894.76       800,894.76     0.00     0.00      256,880,000.00
CERT         31,750,000.00      31,750,000.00            0.00     100,815.07       100,815.07     0.00     0.00       31,750,000.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS    1,400,630,000.00   1,400,630,000.00   47,916,841.65   4,218,239.55    52,135,081.20     0.00     0.00    1,352,713,158.35
====================================================================================================================================

====================================================================================================================================
                                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         CURRENT
                           BEGINNING                                                           ENDING                    PASS-THRU
CLASS        CUSIP         PRINCIPAL       PRINCIPAL         INTEREST           TOTAL          PRINCIPAL       CLASS     RATE
------------------------------------------------------------------------------------------------------------------------------------
A1               N/A     1,000.00000000   121.30845987      2.81750000      124.12595987       878.69154013     A1       4.410000 %
A2         161443AE6     1,000.00000000     0.00000000      3.04750000        3.04750000     1,000.00000000     A2       4.770000 %
A3         161443AF3     1,000.00000000     0.00000000      3.09222222        3.09222222     1,000.00000000     A3       4.840000 %
A4         161443AG1     1,000.00000000     0.00000000      3.11777780        3.11777780     1,000.00000000     A4       4.880000 %
CERT       161443AH9     1,000.00000000     0.00000000      3.17527780        3.17527780     1,000.00000000     CERT     4.970000 %
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                   1,000.00000000    34.21092055      3.01167300       37.22259355       965.78907945
====================================================================================================================================

           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Amy D Skinner
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                           600 Travis St., 9th Floor,
                              Houston, Texas 77002
                    Tel: (713) 216-3682 / Fax: (713) 216-4880
                         Email: Amy.D.Skinner@chase.com

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JPMorgan         Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

                          Chase Auto Owner Trust 2005-B
                                December 15, 2005

                         STATEMENT TO CERTIFICATEHOLDERS

                                           Due Period                                                                             1
                                           Due Period Beginning Date                                                       11/01/05
                                           Due Period End Date                                                             11/30/05
                                           Determination Date                                                              12/09/05

I.                     Servicing Fee                                                                                   1,218,012.61
                       Servicing Fee per $1000                                                                           0.83333333

II.                    Administration Fee                                                                                  1,000.00
                       Administration Fee per $1000                                                                      0.00068417

III.                   Pool Balance at the end of the Collection Period                                            1,415,049,612.95
                       Yield Supplement Over collateralization Amount                                                 48,420,103.46
                       Adjusted Pool Balance at the end of the Collection Period                                   1,366,629,509.49

IV.                    Repurchase Amounts for Repurchased Receivable
                       By Seller                                                                                               0.00
                       By Servicer                                                                                             0.00
                       TOTAL                                                                                                   0.00

V.                     Realized Net Losses for Collection Period                                                               0.00

VI.                    Reserve Account Balance after Disbursement                                                      3,528,044.57

VII.                   Total Distribution Amount                                                                      53,354,093.81
                       Servicing Fee                                                                                   1,218,012.61
                       Administration Fee                                                                                  1,000.00
                       Noteholders Distribution Amount                                                                52,034,266.13
                       Certficateholders Distribution Amount                                                             100,815.07
                       Deposit to Reserve Account                                                                              0.00
                       Distribution to Class R Certificates                                                                    0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.